SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 14, 2003

Date of Report (Date of earliest event reported)

ESSENTIAL THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-28006	94-3186021

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78 Fourth Avenue, Waltham, MA 02451

(Address of Principal Executive Offices) (Zip Code)

(781) 647-5554

(Registrant’s telephone number, including area code)

Item 5.    Other Events.

On April 11, 2003, the Registrant issued a press release announcing the delisting of its common stock from the Nasdaq Stock Market. The press release has been filed as an exhibit to this Current Report on Form 8-K, attached hereto as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits.

Exhibit Number	Description

99.1	Press release, dated April 11, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2003	ESSENTIAL THERAPEUTICS, INC.

	By:	/S/ PAUL J. MELLETT
Paul J. Mellett Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)